THRIVENT SERIES FUND, INC.

Supplement to Prospectus dated April 29, 2005

With respect to Thrivent Limited Maturity Bond Portfolio

The second sentence under "Principal Strategies" with respect to Thrivent Limited Maturity Bond Portfolio is deleted and replaced with the following sentence: The average dollar-weighted portfolio maturity for the Portfolio is expected to be less than three years.

The date of this Supplement is June 15, 2005.

Please include this Supplement with your Prospectus.